Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Universe Fund of Option Income ETFs (YMAX)

YieldMax™ Magnificent 7 Fund of Option Income ETFs (YMAG)

listed on NYSE Arca, Inc.

November 14, 2024

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated January 16, 2024 as previously supplemented

This supplement relates to the YieldMax™ Universe Fund of Option Income ETFs.

Under the section entitled, “Principal Investment Strategies – Portfolio Construction,” the first paragraph is supplemented with the additional sentence:

Additionally, if an Underlying YieldMax™ ETF or its Underlying Security faces material regulatory or listing issues, the Fund may choose to exit the position and refrain from rebalancing into that ETF.

Under the section entitled, “Additional Information About the Funds” the third full paragraph following the first table is amended and restated to read as follows:

If a specific Underlying YieldMax™ ETF has recently incurred substantial losses, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF in order to seek to capitalize on tax loss harvesting (a strategy that seeks to minimize the Fund’s capital gains). In that case, the Adviser will use the proceeds from such redemption and invest them in the same synthetic covered call strategy (described above) on the same Underlying Security as that of the redeemed Underlying YieldMax™ ETF. This approach aims to achieve returns akin to those of the redeemed Underlying YieldMax™ ETF in which the Fund was invested. In addition, if a specific Underlying YieldMax™ ETF has recently incurred substantial losses or the Underlying Security becomes subject to material regulatory or listing issues, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF, and redeploy the proceeds via an investment in one or more other Underlying YieldMax™ ETFs. Furthermore, upon rebalancing, the Fund may refrain from taking a new position in such an ETF or Underlying Security as part of its ongoing risk management and compliance strategy.

Please retain this Supplement for future reference.

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